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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported):   March 9, 2000
                                                       -------------

                                   CMGI, INC.
             (Exact name of registrant as specified in its charter)

     Delaware                                            000-23262                     04-2921333
(State or other jurisdiction of incorporation)    (Commission File Number)  (IRS Employer Identification No.)

                   100 Brickstone Square, Andover, MA  01810
            (Address of principal executive offices)     (Zip Code)

     Registrant's telephone number, including area code:   (978) 684-3600
                                                          ------------------

                                 Not Applicable
         (Former name or former address, if changed since last report)
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Item 5.  Other Events

     AltaVista Company ("AltaVista"), a majority-owned operating company of CMGI, Inc., filed its Amendment No. 2 to Registration Statement on Form S-1 (Registration Statement No. 333-93013) with the Securities and Exchange Commission on March 9, 2000. The Registration Statement, as amended, includes financial statements for the AltaVista Business (as defined therein) for the six-month period ending January 31, 2000.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 9, 2000        CMGI, INC.

                              By:  /s/ Andrew J. Hajducky III
                                 ---------------------------------------------
                                 Andrew J. Hajducky III
                                 Executive Vice President, Chief Financial
                                 Officer and Treasurer